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                                                              Exhibit A



                                                 III                     ESECO               III                            III
                                             (Consolidated)           (Subsidiary)        (Separate)     Adjustments      Pro Forma
  THREE MONTHS ENDED JUNE 30, 1997
Sales and revenues                           $      663,747           $    663,747         $       -                      $       -
Cost of sales                                $      429,883           $    429,883         $       -                      $       -
                                             ---------------------------------------------------------------------------------------
Gross profit                                 $      233,864           $    233,864         $       -       $     -        $       -
Other expense (income):
 Selling, general and admin                  $      212,908           $    205,378         $   7,530                      $   7,530
 Other, net                                  $        8,852           $      8,852         $       -                      $       -
                                             ---------------------------------------------------------------------------------------
                                             $      221,760           $    214,230         $   7,530       $     -        $   7,530
                                             ---------------------------------------------------------------------------------------
                                             $       12,104           $     19,634         $  (7,530)      $     -        $  (7,530)
Income tax benefit                           $            -                                $       -                      $       -
                                             =======================================================================================
Net loss                                     $       12,104           $     19,634         $  (7,530)      $     -        $  (7,530)
                                             =======================================================================================

  YEAR ENDED MARCH 31, 1997
Sales and revenues                           $    3,136,818           $  3,136,818         $       -                      $       -
Cost of sales                                $    2,186,841           $  2,186,841         $       -                      $       -
                                             ---------------------------------------------------------------------------------------
Gross profit                                 $      949,977           $    949,977         $       -       $     -        $       -
Other expense (income):
 Selling, general and admin                  $    1,504,757           $  1,479,757         $  25,000                      $  25,000
 Other, net                                  $      116,047           $    116,047         $       -                      $       -
                                             ---------------------------------------------------------------------------------------
                                             $    1,620,804           $  1,595,804         $  25,000       $     -        $  25,000
                                             ---------------------------------------------------------------------------------------
                                             $     (670,827)          $   (645,827)        $ (25,000)      $     -        $ (25,000)
Income tax expense                           $            -           $          -         $       -                      $       -
                                             =======================================================================================
Net loss                                     $     (670,827)          $   (645,827)        $ (25,000)      $     -        $ (25,000)
                                             =======================================================================================

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